                                                                     EXHIBIT 1.1




                                 ________ SHARES

                         PLUM CREEK TIMBER COMPANY, INC.

                     COMMON STOCK, PAR VALUE $0.01 PER SHARE





                             UNDERWRITING AGREEMENT









_________________, 1999
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                                                       _________________, 1999



Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated
Goldman, Sachs & Co.
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York  10036


Dear Sirs and Mesdames:

        Plum Creek Timber Company, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to the several Underwriters (as defined below) _______ shares of its common stock, par value $0.01 per share (the "FIRM SHARES").

        It is understood that, subject to the conditions hereinafter stated, _______ Firm Shares (the "FIRM SHARES") will be sold to the several Underwriters named in Schedule I hereto (the "UNDERWRITERS") in connection with the offering and sale of such Firm Shares in the United States and Canada. Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. shall act as representatives (the "REPRESENTATIVES") of the several Underwriters.

        The Company also proposes to issue and sell to the several Underwriters not more than an additional _______ shares of its common stock, par value $0.01 per share (the "ADDITIONAL SHARES"), if and to the extent that the Representatives shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "SHARES". The shares of common stock, par value $0.01 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "COMMON STOCK".

        The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement relating to the Shares. The registration statement contains a prospectus to be used in connection with the offering and sale of the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), is hereinafter referred to as the "REGISTRATION STATEMENT"; the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "PROSPECTUS". If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration





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Statement. All references herein to the Registration Statement and the
Prospectus include the documents incorporated therein by reference.

        1. Representations and Warranties. The Company represents and warrants to and agrees with each of the Underwriters that:

               (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company's knowledge, threatened by the Commission.

               (b) (i) Each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

               (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (d) Each subsidiary of the Company has been duly organized, is validly existing in good standing under the laws of the jurisdiction of its organization, has the organizational power and authority to own its property and to conduct its business as described in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to






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

        be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the equity interests of each subsidiary of the Company have been duly and validly authorized (if applicable) and issued, are fully paid and non-assessable (if applicable) and are, except as set forth in the Registration Statement and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), owned directly or indirectly, by the Company, free and clear of all liens, encumbrances, equities or claims.

               (e) This Agreement has been duly authorized, executed and delivered by the Company.

               (f) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

               (g) The shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable.

               (h) The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights arising under the certificate of incorporation or by-laws of the Company or the General Corporation Law of the State of Delaware (the "DGCL") or, to the Company's knowledge, otherwise.

               (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various jurisdictions in connection with the offer and sale of the Shares.

               (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

               (k) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) and are not so described or






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        any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) or to be filed as exhibits to the Registration Statement that are not described or filed as required.

               (l) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

               (m) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

               (n) Other than as disclosed in the Registration Statement and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), the Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"),
        (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (o) Other than as disclosed in the Registration Statement and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (p) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement, except for a Registration Rights Agreement between Plum Creek Timber Company, Inc. and Plum Creek Advisory Partners I, LP, dated July 1, 1999, and a Registration Rights Agreement between Plum Creek Timber Company, Inc. and Plum Creek Management Company Intermediate Holdings, LP, dated July 1, 1999.






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               (q) Beginning with its taxable year ending December 31, 1999, the
        Company has been, and will for all taxable years thereafter continue to be, organized in conformity with the requirements for qualification as a "real estate investment trust" (a "REIT") under the Internal Revenue
        Code of 1986, as amended (the "CODE"); and, the Company has operated its business, and will continue to operate its business for all taxable years following consummation of the transaction contemplated in the Prospectus, in a manner that has allowed it and will allow it to qualify as a REIT. The Company will elect to be taxable as a REIT on its federal income tax return (and on any appropriate state tax return) for the taxable year ending December 31, 1999.

               (r) The Company's disposal of timber pursuant to timber cutting contracts will constitute disposals of timber with a retained economic interest within the meaning of Section 631(b) of the Code.

               (s) The Company is eligible to use a Form S-3 registration statement under the Securities Act.

               (t) The outstanding shares of Common Stock are listed on the New York Stock Exchange (the "NYSE") and the Shares have been approved for listing, subject to official notice of issuance, on the NYSE.

               (u) All disclosure regarding year 2000 compliance that is required to be described in a Form S-3 registration statement under the Securities Act (including disclosures required by Staff Legal Bulletin No. 6, SEC Release No. 33-7558 (July 29, 1998) and SEC Release No. 33-7609 (November 9, 1998)) has been included or incorporated by reference in the Registration Statement and the Prospectus. Other than as disclosed in the Registration Statement and the Prospectus, the Company and its subsidiaries (i) will not incur significant operating expenses or costs to ensure that their operating and information systems will be year 2000 compliant ("Y2K COMPLIANT"), (ii) will not experience a material adverse effect on the condition, financial or otherwise, or in the earnings, business, operations or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, from the failure to become Y2K Compliant and (iii) reasonably believes, after due inquiry, that the suppliers, vendors, customers or other material third parties used or served by the Company and its subsidiaries are or will be Y2K Compliant in a timely manner, except to the extent that a failure to become Y2K Compliant by any supplier, vendor, customer or material third party would not have a material adverse effect on the condition, financial or otherwise, or in the earnings, business, operations or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business.

        2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective numbers of Firm Shares set forth in Schedule I hereto opposite its names at _______ a share ("PURCHASE PRICE").






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        On the basis of the representations and warranties contained in this
Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to _______ Additional Shares at the Purchase Price; provided, however, that the amount paid by the Underwriters for any Additional Shares shall be reduced by an amount per share equal to any dividends declared by the Company and payable on the Firm Shares but not payable on such Additional Shares. If the Representatives, on behalf of the Underwriters, elect to exercise such option, the Representatives shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

        The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing or is disclosed in the Registration Statement or the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) or (C) transactions by any person other than the Company relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the offering of the Shares.

        3. Terms of Public Offering. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Shares are to be offered to the public initially at $_______ a share (the "PUBLIC OFFERING PRICE") and to certain dealers selected by you at a price that represents a concession not in excess of $_______ a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $_______ a share, to any Underwriter or to certain other dealers.






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        4.     Payment and Delivery. Payment for the Firm Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on ___________, 1999, or at such other time on the same or such other date, not later than __________, 1999, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE".

        Payment for any Additional Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the notice described in Section 2 or at such other time on the same or on such other date, in any event not later than __________, 1999, as shall be designated in writing by the U.S. Representatives. The time and date of such payment are hereinafter referred to as the "OPTION CLOSING DATE".

        Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

        5. Conditions to the Underwriters' Obligations. The obligations of the Company to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than the date hereof.

        The several obligations of the Underwriters are subject to the following further conditions:

               (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                    (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                    (ii) there shall not have occurred any change, or any
               development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment,






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               impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

               (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

        The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

               (c) The Underwriters shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special outside counsel for the Company, dated the Closing Date, to the effect that:

                    (i) The Company has been duly incorporated and is validly
               existing and in good standing under the laws of the State of Delaware. The opinion set forth in this paragraph (i) with respect to the Company being validly existing and in good standing is based solely upon such counsel's review of a certificate of the Secretary of State of the State of Delaware.

                    (ii) The Company has the corporate power and authority to
               own its property and to conduct its business as described in the Prospectus.

                    (iii) The Shares have been duly authorized by the Company
               and when delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and will not be subject to preemptive rights under the Company's certificate of incorporation or by-laws or under the General Corporation Law of the State of Delaware.

                    (iv) This Agreement has been duly authorized, executed and delivered by the Company.

                    (v) The execution and delivery by the Company of this
               Agreement and the performance by the Company of its obligations under this Agreement, in accordance with its terms, do not conflict with the certificate of incorporation or the by-laws of the Company.

                    (vi) The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement do not and will not conflict with or constitute a violation of any existing Applicable Law (where the term "APPLICABLE LAW" is defined as the General Corporation Law of the State of Delaware and the federal laws of the United States of America, in each case, which in the experience of such counsel, is normally applicable to transactions of the type contemplated by this Agreement, but without such







                                       8
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               counsel having made any special investigation with respect to any other laws (provided that the term "APPLICABLE LAWS" does not include (i) the rules and regulations of the National Association of Securities Dealers, Inc., (ii) United States federal and state securities or blue sky laws, (iii) antifraud laws, or (iv) a law, rule or regulation that may have become applicable to the Company as a result of the Underwriters' involvement with the transactions contemplated by this Agreement or because of any facts specifically pertaining to the Underwriters); provided, that such counsel expresses no opinion as to obligations with respect to indemnification or contribution.

                    (vii) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement do not require any Governmental Approval (where the term "GOVERNMENTAL APPROVAL" is defined as any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority pursuant to Applicable Laws.

                    (viii) The statements (a) in the Prospectus under the
               captions "Description of Capital Stock" and "Material Federal Income Tax Consequences" and (b) in the Registration Statement in
               Item 15, in each case insofar as such statements constitute summaries of legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein in all material respects.

                    (ix) The Company is not and, after giving effect to the
               offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be subject to regulation and registration as an "investment company" required to be registered under the Investment Company Act of 1940, as amended.

                    (x) Each of the Registration Statement, as of its effective date, and the Prospectus, as of its date, appeared on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the general rules and regulations under the Securities Act, except that in each case, such counsel expresses no opinion as to the financial statements, schedules and other financial and statistical data included or incorporated by reference therein or excluded therefrom, and, except to the extent stated in paragraph (viii) hereof, such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or any of the documents and information incorporated by reference therein (the "INCORPORATED DOCUMENTS").

                    (xi) Under current United States federal income tax law,
               commencing with the Company's taxable year ending on December 31, 1999, the Company will be organized in conformity with the requirements for qualification as a REIT under the Code, and the Company's proposed method of operation will enable it to meet the requirements for qualification as a REIT.







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                    In addition, such counsel has participated in conferences
               with officers and other representatives of the Company, representatives of the independent accountants of the Company and the Underwriters and counsel to the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and has made no independent check or verification thereof, except to the extent stated in paragraph (viii) hereof, on the basis of the foregoing, no facts have come to the attention of such counsel that has led such counsel to believe that the Registration Statement, at the time it became effective contained an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel expresses no opinion or belief with respect to the financial statements, schedules and other financial and statistical data included therein or excluded therefrom, or incorporated, or deemed to be incorporated, by reference therein or the exhibits to the Registration Statement.

               (d) The Underwriters shall have received on the Closing Date an opinion of James A. Kraft, Esq., Vice President, General Counsel and Secretary of the Company, dated the Closing Date, to the effect that:

                    (i) Based solely upon certificates from the applicable
               Secretary of State, the Company is qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be in good standing or to be so qualified could not reasonably be expected to have a material adverse effect.

                    (ii) The Company's subsidiaries that are listed on a
               schedule to such counsel's opinion under the heading "Delaware Corporations" (collectively, the "DELAWARE CORPORATIONS") have been duly incorporated and are corporations validly existing and in good standing under the laws of the State of Delaware. The opinion set forth in this paragraph (ii) with respect to the Delaware Corporations being validly existing and in good standing is based solely upon such counsel's review of the certificates of the Secretary of State of the State of Delaware.

                    (iii) The Company's subsidiaries that are listed on a
               schedule to such counsel's opinion under the heading "Delaware Partnerships" (collectively, the "DELAWARE PARTNERSHIPS") have been duly formed and are limited partnerships legally existing and in good standing under the laws of the State of Delaware. The opinion set forth in this paragraph (iii) with respect to the Delaware

               Partnerships being legally existing and in good standing is based solely upon such counsel's review of the certificates of the Secretary of State of the State of Delaware.

                    (iv) The Company's subsidiaries that are listed on a
               schedule to such counsel's opinion under the heading "Delaware LLCs" (collectively, the "DELAWARE LLCS") have been duly formed and are limited liability companies legally existing and in good standing under the laws of the State of Delaware. The opinion set forth in this paragraph (iv) with respect to the Delaware LLCs being legally existing and in good standing is based solely upon such counsel's review of the certificates of the Secretary of State of the State of Delaware.

                    (v) Based solely upon certificates from the applicable
               Secretary of State, each subsidiary of the Company is qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company, as the case may be, under the laws of each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be in good standing or to be so qualified could not reasonably be expected to have a material adverse effect on the Company.

                    (vi) All of the shares of capital stock issued by the
               Delaware Corporations were duly authorized and validly issued and are fully paid and non-assessable. The record owners of the outstanding shares of the capital stock issued by the Delaware Corporations are listed on a schedule to such counsel's opinion. The shares held by the Company, and to the best of such counsel's knowledge, the shares held by individuals, are held free and clear of all consensual liens, encumbrances, equities or claims, other than liens to secure indebtedness disclosed in the Prospectus.

                    (vii) All of the limited liability company membership
               interests issued by the Delaware LLCs have been authorized for issuance and represent valid limited liability company membership interests in the respective limited liability companies. The record owners of the outstanding limited liability company membership interests issued by the Delaware LLCs are listed on a schedule to such counsel's opinion. Such limited liability company membership interests are held free and clear of all consensual liens, encumbrances, equities or claims, other than liens to secure indebtedness disclosed in the Prospectus.

                    (viii) All of the limited partnership interests issued by
               the Delaware Partnerships have been authorized for issuance and represent valid limited partnership interests in the respective partnerships. The record owners of the limited partnership interests issued by the Delaware Partnerships are listed on a schedule to such counsel's opinion. Such limited partnership interests are held free and clear of all consensual liens, encumbrances, equities or claims, other than liens to secure indebtedness disclosed in the Prospectus.

                    (ix) All of the Company's shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and validly issued and are fully paid and non-assessable.

                    (x) The execution and delivery by the Company of this
               Agreement and the performance by the Company of its obligations under this Agreement, in accordance with its terms, do not (x) subject to the Company's compliance with any applicable covenants, restrictions or provisions with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company, constitute a violation of or a default under any of the Applicable Contracts (where the term "APPLICABLE CONTRACTS" is defined as the contracts and agreements listed on a schedule to such counsel's opinion which schedule shall include any currently existing contracts listed as exhibits to the Company's Exchange Act filings), or (y) to such counsel's knowledge, contravene any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or its subsidiaries (except, in each case, for such conflicts, breaches or defaults that, individually or in the aggregate, could not reasonably be expected to have a material adverse effect). Such counsel does not express any opinion, however, as to the enforceability of this Agreement or any of the Applicable Contracts.

                    (xi) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement do not require any Governmental Approval (where the term "GOVERNMENTAL APPROVAL" is defined as any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority pursuant to Applicable Laws, where the term "APPLICABLE LAWS" is defined as those laws, rules and regulations of the State of Washington and the federal laws of the United States of America, in each case, which in the experience of such counsel, is normally applicable to transactions of the type contemplated by this Agreement; provided that the term "APPLICABLE LAWS" does not include (i) the rules and regulations of the National Association of Securities Dealers, Inc., (ii) United States federal and state securities or blue sky laws, (iii) antifraud laws, or (iv) a law, rule or regulation that may have become applicable to the Company as a result of the Underwriters' involvement with the transactions contemplated by this Agreement or because of any facts specifically pertaining to the Underwriters); provided, that such counsel expresses no opinion as to obligations with respect to indemnification or contribution.

                    (xii) The statements in the Company's Annual Report on Form
               10-K for the fiscal year ended December 31, 1998, as amended by the Company's Annual Report on Form 10-K/A (collectively, the "1998 FORM 10-K") as supplemented by the Prospectus under the caption "Legal Proceedings" and in the Prospectus under the caption "Federal and State Regulations," insofar as such statements constitute summaries of legal matters, documents or proceedings referred to therein, present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein in all material respects.

                    (xiii) To such counsel's knowledge, there are no legal or
               governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject (i) which are required to be described in the Registration Statement or the Prospectus or the documents incorporated by reference in the Registration Statement or Prospectus and are not so described or (ii) which could reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate any of the transactions contemplated by this Agreement. To such counsel's knowledge, there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                    (xiv) Except for such noncompliance with, or failure to
               receive or comply with the terms of permits, licenses or other approvals required under, applicable Environmental Laws that, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the Company, or as otherwise set forth in the Prospectus, the Company and its subsidiaries, taken as a whole (a) are in compliance with any and all applicable Environmental Laws, (b) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and
               (c) are in compliance with all of the terms and conditions of any such permit, license or approval.

                    (xv) Each document filed pursuant to the Exchange Act and
               incorporated by reference in the Registration Statement and the Prospectus, at the time it was filed or last amended on or prior to the date of this Agreement, appeared on its face to be appropriately responsive in all material respects to the requirements of the Exchange Act and all applicable rules and regulations of the Commission thereunder, except that in each case, such counsel expresses no opinion as to the financial statements, schedules or other financial and statistical data included or incorporated by reference therein or excluded therefrom, and such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained therein.

                    Such counsel or such counsel's staff have participated in
               conferences with officers and other representatives of the Company and representatives of the independent accountants of the Company, the Company's outside counsel and the Underwriters and counsel to the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the

               Registration Statement or the Prospectus and has made no independent check or verification thereof, except to the extent stated in paragraph (xii) hereof, on the basis of the foregoing, no facts have come to such counsel's attention that have led such counsel to believe that the Registration Statement, at the time it became effective contained an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel expresses no opinion or belief with respect to the financial statements, schedules and other financial and statistical data included therein or excluded therefrom, or incorporated, or deemed to be incorporated, by reference therein.

                    Whenever a statement in such counsel's opinion is qualified by "to such counsel's knowledge," it is intended to indicate that, during the time that such counsel has been employed by the Company, no information that would give such counsel current, actual knowledge of the inaccuracy of such statement has come to such counsel's attention. However, such counsel has not undertaken any independent investigation to determine the accuracy of such statement, and any limited inquiry undertaken by such counsel during the preparation of the opinion letter pursuant to this Section 5(d) should not be regarded as such an investigation; no inference as to such counsel's knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact that such counsel is the Vice President, General Counsel and Secretary of the Company. Without limiting the foregoing, such counsel has not searched any computer or electronic databases or the dockets of any court, administrative body, agency or other filing office in any jurisdiction.

               (e) The Underwriters shall have received on the Closing Date an opinion of Brown & Wood LLP, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 5(c)(iii), 5(c)(iv), 5(c)(viii) (but only as to the statements in the Prospectus under "Description of Capital Stock" and "Underwriters") and the last paragraph of Section 5(c).

               The opinion of Skadden, Arps, Slate, Meagher & Flom LLP described in Section 5(c) above and the opinion of James A. Kraft, Esq. described in Section 5(d) above each shall be rendered to the Underwriters at the request of the Company and shall so state therein.

               (f) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from PricewaterhouseCoopers LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration

        Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

               (g) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and the stockholders, officers and directors of the Company listed on Schedule II hereto relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

               (h) The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to the Representatives on the Option Closing Date of such documents, opinions and "comfort letters", as they may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

        6. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

               (a) To furnish to you, without charge, three conformed copies of the Registration Statement (including exhibits thereto and documents incorporated by reference) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto, but including, upon request, documents incorporated by reference) and to furnish to you in New York City, without charge, prior to 3:00 p.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c) below, as many copies of the Prospectus, any documents incorporated by reference and any supplements and amendments thereto or to the Registration Statement as you may reasonably request. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act that are deemed to be incorporated by reference in the Prospectus.

               (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object promptly after reasonable notice thereof, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

               (c) If, during the period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters (which shall be counsel from a nationally recognized law firm) the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

               (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

               (e) To make generally available to the Company's security holders and to you as soon as practicable an earnings statement covering the twelve-month period ending December 31, 2000 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

               (f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon,
        (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., up to an aggregate of $15,000, (v) all costs and expenses incident to listing the Shares on the NYSE, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 7 entitled "Indemnity and Contribution", and the last paragraph of Section 9 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

        7.     Indemnity and Contribution.

               (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any reasonable legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

               (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

               (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to Section 7(a), and by the Company, in the case of parties indemnified pursuant to Section 7(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph and the indemnifying party is not disputing in good faith the reasonableness of such fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

               (d) To the extent the indemnification provided for in Section 7(a) or 7(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

               (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

               (f) The indemnity and contribution provisions contained in this
        Section 7 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

        8. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses

8(a)(i) through 8(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

        9. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

        If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

        If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

        10. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        11. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

        12. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                        Very truly yours,

                                        PLUM CREEK TIMBER COMPANY, INC.



                                        By: ____________________________________
                                            Name:
                                            Title:


Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED
MERRILL LYNCH, PIERCE, FENNER & SMITH
                  INCORPORATED
GOLDMAN, SACHS & CO.
Acting severally on behalf of themselves and the several Underwriters named in
Schedule I hereto.

By: Morgan Stanley & Co. Incorporated



By: _____________________________________
    Name:
    Title:

                                                                      SCHEDULE I



                                  UNDERWRITERS



                                                            NUMBER OF FIRM SHARES TO
        UNDERWRITER                                                BE PURCHASED
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated
Goldman, Sachs & Co.



                                                                  --------------


        Total Firm Shares.......................................
                                                                  ==============

                                                                     SCHEDULE II



           List of Persons and Entities Delivering Lock-Up Agreements
                            Pursuant to Section 5(g)



PC Advisory Partners I, L.P.
PC Intermediate Holdings, L.P.
Rick R. Holley
Charles P. Grenier
William R. Brown
Michael J. Covey
Barbara L. Crowe
James A. Kraft
David D. Leland
Ian B. Davidson
John G. McDonald
Hamid R. Moghadam
William E. Oberndorf
William J. Patterson
John H. Scully

                                                                       EXHIBIT A



                            [FORM OF LOCK-UP LETTER]



                                                              ____________, 1999


Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated
Goldman, Sachs & Co.
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, NY  10036

Dear Sirs and Mesdames:

        The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MERRILL LYNCH") and Goldman, Sachs & Co. ("GOLDMAN, SACHS") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with Plum Creek Timber Company, Inc., a Delaware corporation (the "COMPANY") providing for the public offering (the "PUBLIC OFFERING") by the several Underwriters, including Morgan Stanley, Merrill Lynch and Goldman, Sachs (the "UNDERWRITERS") of shares (the "SHARES") of the common stock, par value $0.01 per share, of the Company (the "COMMON STOCK").

        To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley and Merrill Lynch on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement or (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley and Merrill Lynch on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

        Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.



                                        Very truly yours,



                                        _____________________________________
                                        (Signature)


                                        _____________________________________
                                        (Name)


                                        _____________________________________
                                        (Address)
























                                       2